Rule 497(e)
                                                 File Nos. 811-07350; 033-55890



             Trillium(R) Flexible Premium Variable Deferred Annuity
               ISSUED BY CANADA LIFE INSURANCE COMPANY OF AMERICA
                           VARIABLE ANNUITY ACCOUNT 2

                      Supplement dated May 2, 2005 to the
   Prospectus for the Trillium(R) Flexible Premium Variable Deferred Annuity
                               dated May 1, 2002


Recently, the Board of Directors of the Seligman Portfolios, Inc. approved the liquidation of the following Seligman Portfolios:

Seligman Frontier Portfolio
Seligman Global Growth Portfolio
Seligman Global Smaller Companies Portfolio
Seligman High-Yield Bond Portfolio
Seligman Income and Growth Portfolio
Seligman Large-Cap Growth Portfolio (collectively, the "liquidating Seligman Portfolios").

The redemption of outstanding shares and liquidation of the liquidating Seligman Portfolios is anticipated to take place on or about May 31, 2005 ("Redemption Date"). As a result, effective as of the Redemption Date, Sub-Accounts investing in the liquidating Seligman Portfolios will be closed to new Contributions and incoming Transfers. Currently, any orders for the purchase of or exchange into the liquidating Seligman Portfolios Sub-Accounts are not accepted.

All other Portfolios are unaffected by the recent action of the Board of Directors of Seligman Portfolios, Inc. and will continue to remain available as Sub-Account investment options after the Redemption Date.

Any Policy owner utilizing the Pre-Authorized Check Agreement Plan or a custom transfer feature such as: Dollar Cost Averaging Privilege, Portfolio Rebalancing, or the Seligman Time Horizon Matrix(TM) involving the liquidating Seligman Portfolio Sub-Account(s) should contact an annuity account representative immediately to make alternate arrangements. If you fail to make alternate arrangements by the Redemption Date, allocations made to the liquidating Seligman Portfolios Sub-Account(s) utilizing the Pre-Authorized Check Agreement Plan or a custom transfer feature will be directed to the Seligman Cash Management Portfolio Sub-Account.

You may elect to transfer your contract value in the liquidating Seligman Portfolios Sub-Account(s) before the Redemption Date by calling an annuity account representative at 1-800-905-1959 or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920. You may also use the Intouch(R) Voice Response System at 1-800-123-1234 to elect a transfer from the Sub-Account(s) of the liquidating Seligman Portfolios to another Portfolio Sub-Account or the website at www.FASCorp.com/CanadaLife.

Any transfer(s) from a Sub-Account of a liquidating Seligman Portfolio into a Sub-Account of another Portfolio which is not a liquidating Seligman Portfolio will not count against the first 12 free transfers you are entitled to as Owner of the Policy and will not incur a Transfer Processing Fee.

If you have not transferred your contract value out of the Sub-Account(s) of the liquidating Seligman Portfolios as of the Redemption Date, your contract value invested in that Sub-Account will be automatically transferred to the Seligman Cash Management Portfolio.

The description of the investment objectives of the Seligman Portfolios, beginning on page 9 of the prospectus dated May 1, 2002, remains unchanged.

                Please keep this Supplement for future reference.